UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2026
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RYAN SPECIALTY HOLDINGS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40645	86-2526344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Wacker Drive, Suite 4000
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 312 784-6001
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	RYAN	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On August 4, 2026, Ryan Specialty Holdings, Inc. (the “Company”) and the Ryan Stock Option Trust (the “Trust”), a trust of which Patrick G. Ryan, the Company’s Executive Chairman, and Shirley W. Ryan, serve as trustees, entered into
Amendment No.1 to Executive Chairman Option Settlement Agreement (the “Amendment”). The Amendment was entered into in connection with the Company’s simultaneous grant of compensatory stock options (the “Second Tranche Executive
Chairman Stock Options”) for the purchase of 287,646 shares of the Company’s Class A common stock, par value $0.001 per share to certain employees of the Company under the Company’s 2021 Omnibus Incentive Plan. The Amendment
extends the back-to-back purchase arrangement between the Company and the Trust established under the Executive
Chairman Option Settlement Agreement, dated as of May 5, 2026, by and between the Company and the Trust (the
“Original Agreement”), to the Second Tranche Executive Chairman Stock Options, and all provisions of the Original
Agreement apply to the Amendment to the extent not inconsistent with the express terms of the Amendment. The purpose of the Amendment is to make the grant and exercise of the Second Tranche Executive Chairman Stock Options net neutral to the Company’s outstanding share count while supporting the alignment of certain employees.
The description of the Amendment contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.
The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibit
10.1	Amendment No1. to Executive Chairman Option Settlement Agreement, dated as of August 4, 2026, by and between Ryan Specialty Holdings, Inc. and Ryan Stock Option Trust
104	Cover Page Interactive Data File (formatted as inline XBRL)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYAN SPECIALTY HOLDINGS, INC. (Registrant)

Date:	August 7, 2026	By:	/s/ Mark S. Katz
Mark S. Katz Executive Vice President, General Counsel and Corporate Secretary